PNC BANK, NATIONAL ASSOCIATION
                                249 Fifth Avenue
                         Pittsburgh, Pennsylvania 15222

                                                                  April 12, 2002

TO:  Foster Wheeler Funding Corporation
     Perryville Corporation Park
     Clinton, New Jersey 08809-4000

     Re:  APRIL 2002 FOSTER WHEELER WAIVER LETTER

Ladies and Gentlemen:

     We refer to the Receivables Purchase Agreement dated as of September 25, 1998 (as amended through the date hereof, the "RECEIVABLES PURCHASE AGREEMENT"), among Foster Wheeler Funding Corporation, as Seller (the "SELLER"), Foster Wheeler Capital & Finance Corporation, as Servicer (the "SERVICER"), Market Street Funding Corporation, as Issuer (the "ISSUER") and PNC Bank, National Association, as Administrator (the "ADMINISTRATOR"). Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in EXHIBIT I to the Receivables Purchase Agreement.

     Section 1. WAIVER. You have advised us that (i) a Termination Event of the type described in PARAGRAPH (L) of EXHIBIT V to the Receivables Purchase Agreement has occurred and is continuing (the "DOWNGRADE EVENT") and (ii) the waiver letter dated as of February 28, 2002 (the "FEBRUARY WAIVER LETTER"), among each of the parties hereto, pursuant to which the Administrator agreed to waive the Termination Day resulting from such Downgrade Event, solely for the Waiver Period (as defined therein), expires on April 12, 2002. You have, therefore, requested that the Administrator agree, solely for the period from and including the date hereof and through, subject to the immediately succeeding proviso, and including April 29, 2002 (the "WAIVER EXPIRATION DATE"), to waive the occurrence of the Termination Day resulting due to such Downgrade Event, in order to allow the continued reinvestment of Collections during such period pursuant to SECTION 1.4(B) of the Receivables Purchase Agreement; PROVIDED, HOWEVER, that such waiver shall be subject to (a) the condition precedent that the Administrator shall have received from the Seller on or prior to the date hereof (i) a waiver fee in an amount equal to $100,000 for the waiver contemplated herein, and (ii) the fee payable by the Seller to the Administrator on the date hereof pursuant to the last sentence of the second paragraph of the February Waiver Letter and (b) the condition subsequent that, promptly following its receipt thereof, the Seller (or the Servicer on its behalf) shall deliver to the Administrator evidence, in form and substance satisfactory to the Administrator, of the commitment of one or more banks or other financial institutions to enter into an agreement with the Seller, providing an alternate


                                      -1-       APRIL 2002 FOSTER WHEELER WAIVER
source of financing in respect of the Receivables, the proceeds of which will be used (and will be sufficient) to pay in full the aggregate outstanding obligations of the Seller and/or the Servicer to the Issuer and Administrator (in respect of Capital, Discount, fees, indemnities and otherwise) under the Receivables Purchase Agreement and the other Transaction Documents. Notwithstanding anything in this Section 1 or otherwise in this waiver letter to the contrary, if the aggregate outstanding Capital of the Purchased Interest, plus all accrued and unpaid Discount thereon and all other fees, expenses and indemnities payable by the Seller or the Servicer under the Transaction Documents have not been paid in full on or prior to the Waiver Expiration Date, then the Facility Termination Date shall be deemed to have automatically occurred for all purposes of the Transaction Documents.

     Accordingly, subject to the conditions set forth in Section 1, above, and for the sole purpose of allowing continued reinvestments pursuant to SECTION 1.4(B) of the Receivables Purchase Agreement during the period indicated in the immediately preceding paragraph prior to the Waiver Expiration Date, we hereby waive (solely for the period prior to the Waiver Expiration Date), the Termination Day occurring solely as a result of the Downgrade Event.

     Notwithstanding anything to the contrary herein or in the Transaction Documents, by signing this letter, we are not now waiving, nor have we agreed to waive in the future, the breach of, or any rights and remedies related to the breach of, any provisions of the Receivables Purchase Agreement or any other Transaction Documents, other than the occurrence of the Termination Day resulting from the Downgrade Event strictly described herein during the period from the date hereof to, but not including, the Waiver Expiration Date.

                          (continued on following page)






                                      -2-       APRIL 2002 FOSTER WHEELER WAIVER

                                              Very truly yours,

                                              PNC BANK, NATIONAL ASSOCIATION,
                                              as Administrator

                                              By: /s/ JOHN T. SMATHERS
                                                 -------------------------------
                                              Printed Name: JOHN T. SMATHERS
                                                            --------------------
                                              Title: VICE PRESIDENT
                                                     ---------------------------


                                              MARKET STREET FUNDING CORPORATION,
                                              as Issuer

                                              By: /s/ EVELYN ECHEVARRIA
                                                 -------------------------------
                                              Printed Name: EVELYN ECHEVARRIA
                                                            --------------------
                                              Title:  VICE PRESIDENT
                                                     ---------------------------









                                      -3-       APRIL 2002 FOSTER WHEELER WAIVER

Acknowledged and Agreed:
FOSTER WHEELER CAPITAL & FINANCE CORPORATION as Servicer

By: /s/ STEVEN I. WEINSTEIN
  -------------------------------
Printed Name: STEVEN I. WEINSTEIN
              ------------------------
Title: VICE PRESIDENT
       -------------------------------------



FOSTER WHEELER FUNDING CORPORATION,
as Seller

By: /s/ STEVEN I. WEINSTEIN
  -------------------------------
Printed Name: STEVEN I. WEINSTEIN
              ------------------------
Title: VICE PRESIDENT
       -------------------------------------






                                      -4-       APRIL 2002 FOSTER WHEELER WAIVER